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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 13, 2002

                          BAYWOOD INTERNATIONAL, INC.
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             (Exact name or registrant as specified in its charter)

            Nevada                     000-22024                77-0125664
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

           14950 North 83rd Place, Suite 1, Scottsdale, Arizona    85260
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   (Address of Principal Executive Offices)                      (Zip Code)

Registrant's  telephone  number,  including  area  code      (480) 951-3956
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item  1.  Changes  in  Control  of  Registrant.
          ------------------------------------

               Not applicable.

Item  2.  Acquisition  or  Disposition  of  Assets.
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               Not applicable.

Item  3.  Bankruptcy  or  Receivership.
          ----------------------------

               Not applicable.

Item  4.  Change  in  Registrant's  Certifying  Accountant.
          ------------------------------------------------

               Not applicable.


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Item  5.  Other  Events.
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     Concurrently  with  the filing of the Baywood International, Inc., a Nevada corporation (the "Company"), Form 10-QSB for the period ended June 30, 2002, Neil Reithinger, the Company's President, Chief Executive Officer and Principal Accounting Officer, provided to the SEC the certifications required pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of 2002, and 18 U.S.C. Section 1350.

Item  6.  Resignation  of  Registrant's  Directors.
          ----------------------------------------

               Not applicable.

Item  7.  Financial  Statements,  Proforma Financial Information and Exhibits.
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               Exhibits

                  99.1 Certification by Neil Reithinger, the Company's President, Chief Executive Officer and Principal Accounting Officer, of the Company's Form 10-QSB for the three month period ended June 30, 2002, as required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. Section 1350.

Item  8.  Change  in  Fiscal  Year.
          ------------------------

               Not applicable.

Item  9.  Regulation  FD  Disclosure.
          --------------------------

               See Item 5, above.


                                   SIGNATURES
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     Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BAYWOOD INTERNATIONAL, INC.


Dated:  August 13, 2002                   /s/  Neil  Reithinger
                                          ---------------------
                                          Neil Reithinger
                                          President, Chief Executive Officer and
                                          Principal Accounting Officer


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